                                  EXHIBIT 3.1A


                          CERTIFICATE OF INCORPORATION
                                       OF
                             BARRINGER RESEARCH INC.

         THE UNDERSIGNED, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

         FIRST: The name of the corporation is BARRINGER RESEARCH INC. (hereinafter called the "Corporation").

         SECOND: Its registered office in the State of Delaware is located at No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington, Delaware 19899.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is two million (2,000,000) shares of Common Stock, of the par value of $.01 per share.

         FIFTH: The name and mailing address of the incorporator is Denis Pinkernell, 277 Park Avenue, New York, New York 10017.

         SIXTH: The names and mailing addresses of the persons who are to serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

              Dr. Anthony R. Barringer 304 Carlingview Drive
              Rexdale, Ontario, Canada

              Dr. D. Richard Clews 304 Carlingview Drive
              Rexdale, Ontario, Canada

              Mr. Robert J. Armstrong 366 Bay Street
              Toronto 1, Ontario, Canada

         SEVENTH: Subject to the provisions of the General Corporation Law of the State of Delaware, the number of directors of the Corporation shall be determined as provided in the By-laws.

         EIGHTH: All corporate powers of the Corporation shall be exercised by the Board of Directors. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

              1. To make, alter or repeal the By-laws of the Corporation.

              2. By a suitable By-law or by a resolution passed by a majority of the entire Board of Directors to designate two or more of their number to constitute a committee or committees with such name or names as may be determined from time to time by resolution of the Board of Directors, which committee or committees, to the extent provided in such resolution or resolutions or in the By-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

              3. To fix and determine and vary from time to time the amount of working capital and reserve funds of the Corporation; to determine whether any and if any, what part of the net profits of the Corporation or of its surplus or of its net assets in excess of its capital shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such net profits or of any such surplus or of any such net assets in excess of capital.

              4. To remove at any time, for cause or without cause, any officer or employee of the Corporation, or to confer such power on any committee or officer; provided, however, that any officer elected or appointed by the Board of Directors may be removed only by the affirmative vote of a majority of the Board of Directors then in office.

              5. Subject to the provisions of the statutes of Delaware, to exercise any and all other powers, in addition to the powers expressly conferred by law and by this Certificate of Incorporation which may be conferred upon it by the Corporation through appropriate by-law provisions.


         NINTH: The board of directors may from time to time offer for subscription, or otherwise issue or sell, or grant rights, warrants, or options for the subscription to or purchase of, any and all of the authorized stock of the corporation not then issued or which may have been issued and reacquired as treasury stock by the corporation, and any or all of any increased stock of any class that may hereafter by authorized, for such consideration as the directors may determine. The board of directors may, at the time of such issue and sale, or at the time of granting of such rights, warrants or options, specify in amount or value the part of the consideration received on such issue and sale over and above the par value of such stock, which shall be capital and which shall be surplus, respectively. Bonds, debentures, certificates of indebtedness or other securities may be issued, sold or disposed of pursuant to resolution of the board of directors for such consideration and upon such terms and conditions as may be deemed advisable by the board of directors in the exercise of its discretion.

         TENTH: Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Corporation Law of the State of Delaware.

         THE UNDERSIGNED, being the incorporator hereinbefore named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, DOES MAKE this Certificate, hereby declaring and certifying that the facts herein stated are true and, accordingly, has hereunto set his hand this 6th day of September, 1967.



                                            /s/ Denis Pinkernell
                                            _______________________________
                                            Denis Pinkernell

STATE OF NEW YORK:

                                            ss.:

COUNTY OF NEW YORK :

         BE IT REMEMBERED, that on this 6th day of September, 1967, personally came before me, _______________, a Notary Public for the State of New York, DENIS PINKERNELL, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged said Certificate to be the act and deed of the signer and that the facts therein stated are truly set forth.

         GIVEN under my hand and seal of office the day and year aforesaid.



                                            /s/ John D. Viener
                                            _______________________________
                                            Notary Public

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             BARRINGER RESEARCH INC.

                (Pursuant to 242 of the General Corporation Law)


         THE UNDERSIGNED, D. RICHARD CLEWS and ROBERT J. ARMSTRONG, being the duly elected Executive Vice President and Secretary, respectively, of BARRINGER RESEARCH INC., a Delaware corporation (the "Corporation"), for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to 242 of the General Corporation Law, DO HEREBY CERTIFY THAT:

         FIRST: The name of the Corporation is BARRINGER RESEARCH INC. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 7, 1967.

         SECOND: The Board of Directors of the Corporation, at a meeting thereof duly called and held on March 12, 1980, duly adopted and approved and declared advisable the following resolution with respect to the amendment of Article.

         FOURTH of the Certificate of Incorporation of the Corporation to increase the authorized capitalization to ten million shares of Common Stock, par value $.01 per share, in accordance with the provisions of 242 of the General Corporation Law:

                  RESOLVED that, subject to the approval of stockholders of the Corporation at the Annual Meeting thereof to be held on May 14, 1980, Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read and provide in its entirety as follows:

                           "FOURTH: The total number of shares of stock that the
                  Corporation shall have authority to issue is ten million (10,000,000) shares of Common Stock of the par value of $.01 per share.

         THIRD: At the annual meeting of stockholders of the Corporation duly called and held on May 14, 1980, in accordance with 242 of the General Corporation Law of the State of Delaware the holders of a majority of the outstanding Common Stock of the Company voted in favor of the Amendment of the Certificate of Incorporation as herein set forth in accordance with the provisions of 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 14th day of May, 1980.


                                            /s/ D. Richard Clews
                                            _______________________________
                                            D. Richard Clews
                                            Executive Vice President

ATTEST: /s/ Robert J. Armstrong
       _______________________________
 Robert J. Armstrong
 Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             BARRINGER RESEARCH INC.

                (Pursuant to 242 of the General Corporation Law)


         THE UNDERSIGNED, D. RICHARD CLEWS and ROBERT J. ARMSTRONG, being the duly elected Executive Vice President and Secretary, respectively, of BARRINGER RESEARCH INC., a Delaware corporation (the "Corporation"), for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the General Corporation Law, DO HEREBY CERTIFY THAT:

         FIRST: The name of the Corporation is BARRINGER RESEARCH INC. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 7, 1967.

         SECOND: The Board of Directors of the Corporation, at a meeting thereof duly called and held on May 22, 1980, duly adopted and approved and declared advisable the following resolution with respect to the amendment of Article.



         FIRST of the Certificate of Incorporation of the Corporation to change the name of the corporation in accordance with the provisions of Section 242 of the General Corporation Law:


                  RESOLVED that, subject to approval of stockholders of the Corporation, Article FIRST of the Certificate of Incorporation of the Corporation be amended to read and provide in its entirety to read as follows:

                  "FIRST: The name of the Corporation is BARRINGER RESOURCES INC. (hereinafter called the "Corporation")."

         THIRD: The holders of a majority of the outstanding shares of Common Stock ($.01 par value) of the Corporation, the only outstanding class of stock of the Corporation, by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware, consented to the amendment of the Certificate of Incorporation as herein set forth in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 30th day of May, 1980.



                                            /s/ D. Richard Clews
                                            ________________________________
                                            D. Richard Clews
                                            Executive Vice President

ATTEST:

/s/ Robert J. Armstrong
_________________________________
 Robert J. Armstrong
 Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            BARRINGER RESOURCES INC.

            (Pursuant to Section 242 of the General Corporation Law)


         THE UNDERSIGNED, D. RICHARD CLEWS and ROBERT J. ARMSTRONG, being the duly elected and acting Executive Vice President and Secretary, respectively, of BARRINGER RESOURCES INC., a Delaware corporation (the "Corporation"), for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the General Corporation Law, DO HEREBY CERTIFY THAT:

         FIRST: The name of the Corporation is BARRINGER RESOURCES INC. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 7, 1967, under the name of BARRINGER RESEARCH INC.

         SECOND: The Board of Directors of the Corporation at a meeting thereof called and held on April 30, 1981, duly adopted and approved and declared advisable the following resolution with respect to the amendment of the Certificate of Incorporation by the addition of Articles ELEVENTH and TWELFTH thereto relating to higher voting requirements required with respect to certain transactions in accordance with the provisions of Section 242 of the General Corporation Law:

                           RESOLVED, that subject to the approval of the
                  stockholders of the Corporation, the Certificate of Incorporation of the Corporation be amended to add Articles ELEVENTH and TWELFTH to the Certificate of Incorporation of the Corporation to read and provide in their entirety as follows:

                           "ELEVENTH: The affirmative vote of the holders of at
                  least eighty percent (80%) of the outstanding shares of Common Stock entitled to vote thereon shall be required to authorize, adopt or approve any of the following: (i) any plan of merger or consolidation of the Corporation with or into any other corporation holding more than ten percent (10%) of the Corporation's voting stock (such corporation hereinafter referred to as a "Related Company") or any affiliate of a Related Company; or (ii) any sale, lease or exchange or other disposition of all or substantially all of the assets of the Corporation to any Related Company or any affiliate of a Related Company."

                           "TWELFTH: Article ELEVENTH and this Article TWELFTH
                  may not be amended, except by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Common Stock of the Corporation entitled to vote thereon."

         THIRD: The foregoing amendment to the Certificate of Incorporation of the Corporation was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock ($.01 par value) of the Corporation, the only outstanding class of stock of the Corporation, at the Annual Meeting of the Corporation held June 10, 1981 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 10th day of June, 1981.



                                            /s/ D. Richard Clews
                                            ___________________________
                                            D. Richard Clews
                                            Executive Vice President



ATTEST:

 /s/ Robert J. Armstrong
____________________________
 Robert J. Armstrong
 Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            BARRINGER RESOURCES INC.

                (Pursuant to 242 of the General Corporation Law)


         THE UNDERSIGNED, ANTHONY R. BARRINGER and ROBERT J. ARMSTRONG, being the duly elected President and Secretary, respectively, of BARRINGER RESOURCES INC., a Delaware corporation (the "Corporation"), for the purposes of amending the Certificate of Incorporation pursuant to Section 242 of the General Corporation Law, DO HEREBY CERTIFY THAT:

         FIRST: The name of the Corporation is BARRINGER RESOURCES INC. The original Certificate of Incorporation was filed with the Secretary of State of Delaware on September 7, 1967, under the name of BARRINGER RESEARCH INC.

         SECOND: The Board of Directors of the Corporation at a meeting thereof duly called and held on January 21, 1983, duly adopted and approved and declared advisable the following resolution with respect to the amendment of Article FOURTH of the Certificate of Incorporation of the Corporation to increase the authorized capitalization to 10,100,000 shares comprised of 10,000,000 shares of Common Stock, par value $.01 per share, and 100,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), in accordance with the provisions of Section 242 of the General Corporation Law:

                  RESOLVED, that subject to the approval of the Stockholders of the Corporation at the Annual Meeting thereof to be held on May 11, 1983, Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read and provide in its entirety as follows:

                  FOURTH: Section 1. Authorized Shares

                  The total number of shares of stock the Corporation shall have authority to issue is ten million one hundred thousand (10,100,000) shares comprised of 10,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and 100,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock").

                  Section 2. Rights of the Classes

                  The shares of Common Stock and Class B Common Stock shall be identical in every respect and shall be entitled to all of the rights and privileges pertaining to common stock without limitations, prohibitions, restrictions or qualifications, except as otherwise expressly set forth in this Article.

                  Section 3. Voting Powers

                  The holders of Common Stock shall be entitled to one (1) vote per share on all matters on which holders of common stock are entitled to vote. The holders of Class B common stock shall be entitled to one hundred (100) votes per share on all matters on which holders of common stock of the Corporation are entitled to vote. The holders of Common Stock and Class B Common Stock shall vote as a single class on all matters, except as otherwise required by law. No holder of

                  Common Stock or Class B Common Stock shall have any preemptive or preferential rights of subscription to any shares of any class of stock in this Corporation, whether now or hereafter authorized.

                  Section 4. Conversion of Class B Common Stock into Common
                  Stock

                  Any holder of Class B Common Stock may, at any time and from time to time, by written notice to the Secretary of the Corporation, convert said shares into a like number of shares of Common Stock.

                  Section 5. Restrictions on the Right to Transfer or Hypothecate Class B Common Stock

                  No holder of Class B Common Stock shall have the right or power to sell, transfer, assign, pledge, hypothecate, or otherwise dispose of any share of Class B Common Stock, provided, however, that in the event the Board of Directors of the Corporation, at a meeting thereof duly called and held or by unanimous written consent, shall consent to a sale, transfer, assignment, pledge, hypothecation or other disposition, upon the recording thereof in the minutes of such meeting or the filing of a copy of such written consent with the Secretary of the Corporation, such sale, transfer, assignment, pledge, hypothecation or other disposition of shares of Class B Common Stock may be effected in accordance with the terms of such consent, and such shares of Class B Common Stock shall remain outstanding.

                  In the event that any holder of Class B Common Stock shall sell, assign, transfer, pledge, hypothecate or otherwise dispose of any share of Class B Common Stock without such consent, such shares shall automatically and immediately upon the occurrence of such event be converted into, and shall be, an equal number of shares of Common Stock.

         THIRD: At the Annual Meeting of Stockholders of the Corporation duly called and held on May 11, 1983, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware the holders of the majority of the outstanding Common Stock of the Corporation, the only outstanding class of stock of the Corporation, voted in favor of the amendment of the Certificate of Incorporation as set forth herein.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 11th day of May, 1983.

                                            /s/ Anthony R. Barringer
                                            __________________________________
                                            Anthony R. Barringer
                                            President


Attest:

 /s/ Robert J. Armstrong
___________________________________
 Robert J. Armstrong
 Secretary

                                   CERTIFICATE
                       FOR RENEWAL AND REVIVAL OF CHARTER


         Barringer Resources Inc, a corporation organized under the laws of Delaware, the certificate of incorporation of which was filed in the office of the Secretary of State on the 7th day of September 1967, and recorded in the office of the Recorder of Deeds for ______________ County, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

         1. The name of this corporation is Barringer Resources Inc.

         2. Its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, Zip Code 19801 County of New Castle the name and address of the registered agent is The Corporation Trust Company.

         3. The date when the restoration, renewal, and revival of the charter of this company is to commence is the 28th day of February, name being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

         4. This corporation were duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 1986, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival if filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

         IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, estimates and restoration of charters, A.R.
Barringer the last and acting President, and R.J. Armstrong, the last and acting Secretary of Barringer Resources Inc., have hereunto set their hands to this certificate this 30th day of July 1986.


                                            /s/ A. R. Barringer
                                            _______________________________
                                            Last and Acting President



/s/ R.J. Armstrong
___________________________________
 Attest: Last and Acting Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            BARRINGER RESOURCES INC.

            (Pursuant to Section 242 of the General Corporation Law)

         THE UNDERSIGNED, ANTHONY R. BARRINGER and DENIS R. PINKERNELL, being the duly elected President and Assistant Secretary, respectively, of BARRINGER RESOURCES INC., a Delaware corporation (the "Corporation"), for the purposes of amending the Certificate of Incorporation pursuant to Section 242 of the General Corporation Law, DO HEREBY CERTIFY THAT:

         FIRST: The name of the Corporation is BARRINGER RESOURCES INC. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 7, 1967, under the name of BARRINGER RESEARCH INC.

         SECOND: The Board of Directors of the Corporation at a meeting thereof duly called and held on January 20, 1988, duly adopted and approved and declared advisable the following resolution with respect to the amendment of Article.

         FOURTH of the Certificate of Incorporation of the Corporation to increase the authorized capitalization to 11,100,000 shares comprised of 10,000,000 shares of Common Stock, par value $.01 per share, and 100,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), and 1,000,000 shares of Preferred Stock, per value $1.25 per share, in accordance with the provisions of Section 242 of the General Corporation Law:

                  RESOLVED, that subject to the approval of the Stockholders of the Corporation, Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read and provide in its entirety as follows:

                  FOURTH: Section 1. Authorized Shares.

                     The total number of shares of stock the Corporation shall have authority to issue is eleven million one hundred thousand (11,100,000) shares comprised of 10,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and 100,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock") and 1,000,000 of Preferred Stock, par value $l.25 per share ("Preferred Stock").

                     Section 2. Preferred Stock

                            The designations, voting powers, preferences and
                     relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock are as follows:

                            A. Dividends. The holders of the Preferred Stock
                     shall be entitled to receive or have set apart for payment dividends thereon at the rate of $.10 per share per annum, and no more, payable semi-annually for the last preceding dividend period on the last days of June and December in each year in shares of Common Stock valued for such purpose-at the average closing price of the Common Stock in the over-the-counter market over the 20 trading days immediately prior to the record date for each semi-annual payment as quoted by NASDAQ in the over-the-counter market (or organized exchange). No dividend shall be paid or set apart for payment on the Common Stock or Class B Common Stock of the Corporation or any other class of stock or series thereof ranking junior to the Preferred Stock, unless and until dividends at the rate of $.10 per share per annum on the Preferred Stock shall have been paid or set apart for payment in full.

                        B. Liquidation Preference. In the event of any
                  voluntary or involuntary liquidation, dissolution or winding up of the Corporation under any circumstances or any voluntary liquidation or winding up of the Corporation, which shall be deemed to have occurred upon the sale of all or substantially all of its assets, the holders of Preferred Stock will be entitled to receive, prior to and in preference to any distribution of the assets or surplus funds of the Corporation to the holder of any other shares of Capital Stock by reason of the ownership thereof, an amount equal to $1.25 per share and no more (the "Preferential Amount"). If, upon the occurrence of such an event, the assets and funds thus distributed among the holders of Preferred Stock shall be insufficient to permit the payment to such holder of the full Preferential Amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Preferred Stock. After the payment or setting apart of the full Preferential Amount required to be paid to the holders of the Preferred Stock, the holders of Capital Stock ranking in liquidation junior to the Preferred Stock shall be entitled to receive all remaining assets or surplus funds of the Corporation.

                        C. Consents of Preferred Stock. Without the
                  affirmative vote or written consent of the holders of a majority of the shares of Preferred Stock at the time outstanding, the Corporation shall not:

                           (a) agree to be acquired, directly or indirectly, by
                  another entity by means of merger, consolidation or otherwise, resulting in the exchange of outstanding shares of Capital Stock for securities or other consideration issued or paid by the acquiring corporation or its subsidiaries, or sell all, or substantially all, of its assets; or

                           (b) alter, change or amend the preferences, rights or
                  privileges of holders of the Preferred Stock contained herein or in the Certificate of Incorporation or By-Laws of the Corporation or elsewhere as in effect on the date that this Certificate of Amendment is filed with the Secretary of the State of Delaware; or

                           (c) alter, change or amend the Certificate of
                  Incorporation or the By-Laws of the Corporation or otherwise to provide for the authorization and issuance of any additional class or series of Capital Stock, including additional shares of Preferred Stock having any rights, preferences or priorities equivalent to or greater than (either in any particular aspect or in the aggregate) the Preferred Stock; or

                           (d) agree to a voluntary liquidation, dissolution, or
                  winding up of the Corporation; or

                           (e) adopt and/or implement any stock option or
                  similar employee stock bonus or incentive plan, except the Permitted Stock Plans.

                        D. Voting Rights. In addition to the voting rights
                  granted to the holders of the Preferred Stock by the laws of the State of Delaware and by Section C hereof, each holder of Preferred Stock shall be entitled at each meeting of the stockholders of the Corporation to that number of votes which is equal to the number of shares of Common Stock into which each share of Preferred Stock is convertible on the record date with respect to such meeting for each share of such stock standing in his name on the books of the Corporation.

                        E. Conversion.

                           (a) Conversion by Holder. Each share of Preferred
                  Stock shall be convertible, at the option of the holder thereof, at any time prior to the fourth anniversary of the date of issuance thereof, into fully paid and nonassessable shares of Common Stock, in accordance with the Conversion Formula (as defined below).

                           Before any holder of Preferred Stock shall be
                  entitled to convert the same into shares of Common Stock, the holder shall (i) surrender the certificate(s) therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, or (ii) notify the Corporation or any transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the number of shares of Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder(s) of Preferred Stock a certificate(s) for the number of shares of Common Stock to which the holder shall be entitled.

                           Such conversion shall be deemed to have been made
                  immediately prior to the closing of business on the date of such surrender of the shares of Preferred Stock to be converted or delivery of the aforementioned indemnification agreement, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                           (b) Conversion by the Corporation. The Corporation
                  may require the conversion of all (but not less than all) of the Preferred Stock in accordance with the Conversion Formula (as defined below) (i) at any time after the fourth anniversary of the date of issuance of such Preferred Stock, or (ii) immediately upon a consolidation, merger or sale of substantially all of the assets of the Corporation under circumstances where the Corporation is not the surviving entity, or (iii) upon the repurchase by the Corporation of all of its then outstanding Class A Warrants or all of its Class B Warrants issued by the Corporation in connection with the sale of Units under a certain Purchase Agreement dated May 10, 1988 between the Corporation and Purchasers named therein.

                           Upon the occurrence of such an event specified in
                  this Section E, and upon the election of the Corporation to require the conversion of all of the Preferred Stock, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. The Corporation, however, shall give prompt written notice of such conversion to each holder of Preferred Stock at his last address listed in the Corporation records.

                           The Corporation shall not be obligated to issue
                  certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing shares of the Preferred Stock being converted are either delivered to the Corporation or any transfer agent, as hereinafter provided, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. Thereupon, there shall be issued and delivered to such holder, promptly at such office in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such conversion occurred.

                           (c) Conversion Price and Conversion Formula. The
                  Purchase Price per share (the "Purchase Price Per Share") shall be $l.25 and the initial Conversion Price per share for Preferred Stock (the "Conversion Price") shall be $l.25, subject to adjustment from time to time as provided herein. Each share of the Preferred Stock shall be convertible into that number of shares of Common Stock that results from dividing the Purchase Price Per Share by the Conversion Price in effect at the time of conversion (the "Conversion Formula").

                           (d) Adjustment of Conversion Price for Stock Splits
                  and Combinations. If the Corporation shall at any time, or from time to time, after the date of the issuance of the Preferred Stock, effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Corporation shall at any time or from time to time after the original issue date of the Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                           (e) Adjustment of Conversion Price for Certain
                  Dividends and Distributions. If the Corporation at any time, or from time to time, after the date of the issuance of the Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then, and in each such event, the Conversion Price then in effect shall be decreased as of the date of such issuance or, at the time or upon the event such a record date shall have been fixed, as of the close of business on such record date (the "Record Date"), by multiplying the Conversion Price then in effect by a fraction, determined as follows:

                               (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date; and

                               (ii) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the Record Date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such Record Date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the closing of the business on such Record Date, and thereafter the Conversion Price for such Preferred Stock shall be adjusted pursuant to this section (e) as of the time of each action, or payment of such dividends or distributions.

                           (f) Adjustment for Reclassification, Exchange or
                  Substitution. If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or a different number of shares of a different class or classes of stock, or other securities or property, whether by reclassification, exchange, substitution or other transaction having similar effect (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section E) then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other transaction having similar effect, as did or shall the holders of shares of Common Stock, as if such shares of Preferred Stock had been converted into Common Stock immediately prior to the Record Date with respect to such reclassification, exchange or substitution, all subject to further adjustment as provided herein.

                           (g) Reorganization, Mergers, Consolidations, or Sales
                  of Assets. If at any time, or from time to time, there shall be (other than a subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section E) a capital reorganization involving a merger or consolidation of the Corporation with or into another corporation, or the sale or transfer of all or substantially all of the Corporation's properties and assets to any other person (a "sale"), then, as a part of such reorganization, merger, consolidation or sale, due and adequate provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock, the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from such merger reorganization, consolidation or sale, as to which a holder of Common Stock deliverable upon conversion would have been entitled to receive as a result of such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in respect to the rights of the holders of the Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section E (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                           (h) Sale of Shares Below Conversion Price. If at any
                  time, or from time to time, after the date of issuance of the Preferred Stock and while any shares of the Preferred Stock are outstanding, the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined) or options, warrants, convertible securities or other rights to acquire Common Stock other than as (i) a dividend or other distribution on any class of stock permitted by (e), (ii) a subdivision or combination of shares of Common Stock as provided for in (d) hereof, or (iii) a reclassification, exchange, substitution or other transaction having similar effect as provided for in (f) hereof, for a consideration per share less than the Conversion Price in effect immediately prior to the event, or without consideration, then, and thereafter successively upon each such issuance, the Conversion Price in effect immediately prior to the issuance of such shares shall forthwith be reduced to a price (calculated to the nearest full cent) determined by dividing
                  (a) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Conversion Price in effect immediately prior to such issuance, plus (ii) the consideration, if any, received by the Company upon such issuance by (b) the total number of shares of Common Stock outstanding immediately after such issuance provided, however, that no adjustment otherwise required hereunder, shall be made unless the reduction in Conversion Price required by this Section, together with all prior reductions which have not resulted in an adjustment to the Conversion Price, shall result in a reduction of the Conversion Price by at least $0.05 per share.

                           For purposes of this (h), the price received by the
                  Corporation for such Additional Shares of Common Stock shall be computed as follows:

                           (x) Cash and Property. If such consideration consists
                  of:

                               (a) cash, the consideration shall be aggregate
                  amount of cash received by the Corporation;

                               (b) property (including intellectual property)
                  other than cash, the consideration shall be the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                               (c) part of cash or part property and/or stock or
                  other securities of the Corporation or both, the consideration shall be the amount equal to the sum of cash and fair market value of the property actually received by the Corporation computed consistently with the prior paragraphs herein and determined in good faith by the Board.

                           (y) Options. Shares of the Corporation called for
                  pursuant to options and warrants which are held as of the date of a conversion of Preferred Stock by option or warrant holders, and which are not exercised, and have not terminated or lapsed, at the time of such conversion, will be deemed to have been issued, for purposes of the definitions and calculations hereof, at a price per share determined by dividing:

                               (a) the total amount, if any, received and
                  receivable by the Corporation as consideration for the issuance of such options or warrants, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or warrants, by

                               (b) the maximum number of such shares (as set
                  forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or warrants.

                               (i) Definitions. The terms "Additional Shares of
                  Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Corporation after the issuance date of the Preferred Stock, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock issued (i) upon conversion of the Preferred Stock, (ii) upon conversion of $696,000 principal amount of the Corporation's 12 1/2% Convertible Subordinated Debentures due in 1996, or any options or warrants or (iii) upon exercise of options granted to purchase up to 1,197,500 shares of Common Stock of the Corporation under its stock option plans.

                               (j) Accountants' Certificate of Adjustment. In
                  each case of an adjustment of readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Preferred Stock, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified Public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder or Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of
                  (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold, (ii) the Conversion Price both before and after such adjustment or readjustment, and (iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Preferred Stock.

                               (k) Fractional Shares. No fractional shares of
                  Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay, in cash, an amount equal to the product of (i) such fraction of a share, multiplied by (ii) the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board.

                               (1) Reservation of Stock Issuable Upon
                  Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock, and if at any time the number of authorized but unissued, shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of Preferred Stock, the Corporation will, subject to the requirements of applicable state law, take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock as shall be sufficient for such purposes.

                           F. Nonassessable Status of Stock. All the share of
                  Preferred Stock for which the full consideration determined by the Board of Directors (which shall be not less than the par value of such shares) has been paid or delivered, in cash or property in accordance with the resolutions of the Board of Directors authorizing the issuance of such shares, shall be deemed fully paid-stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.

                  Section 3. Rights of the Classes of Common Stock.

                  The shares of common Stock and Class B Common Stock shall be identical in every respect and shall be entitled to all of the rights and privileges pertaining to common stock without limitations, prohibitions, restrictions or qualifications, except as otherwise expressly set forth in this Article Fourth.

                  Section 4. Voting Powers.

                  The holders of Common Stock shall be entitled to one (1) vote per share on all matters on which holders of common stock are entitled to vote. The holders of Class B Common Stock shall be entitled to one hundred (100) votes per share on all matters on which holders of common stock of the Corporation are entitled to vote. The holders of Common Stock, Class B Common Stock and the Preferred Stock shall vote as a single class on all matters, except as otherwise required herein or by law. No holder of Common Stock or Class B Common Stock shall have preemptive or preferential rights of subscription to any shares of any class of stock in this Corporation, whether nor or hereafter authorized.

                  Section 5. Conversion of Class B Common Stock into Common
                  Stock.

                  Any holder of Class B Common Stock may, at any time and from time to time, by written notice to the Secretary of the Corporation, convert said shares into a like number of shares of Common Stock.

                  Section 6. Restrictions on the Right to Transfer or Hypothecate Class B Common Stock.

                  No holder of Class B Common Stock shall have the right or power to sell, transfer, assign, pledge, hypothecate, or otherwise dispose of any share of Class B Common Stock, provided, however, that in the event the Board of Directors of the Corporation, at a meeting thereof duly called and held or by unanimous written consent, shall consent to a sale, transfer, assignment, pledge, hypothecation or other disposition, upon the recording thereof in the minutes of such meeting or the filing of a copy of such written consent with the Secretary of the Corporation, such sale, transfer, assignment, pledge, hypothecation or other disposition of shares of Class B Common Stock may be effected in accordance with the terms of such consent, and such shares of Class B Common Stock shall remain outstanding.

                           In the event that any holder of Class B Common Stock
                  shall sell, assign, transfer, pledge, hypothecate or otherwise dispose of any share of Class B Common Stock without consent, such shares shall automatically and immediately upon the occurrence of such event be converted into, and shall be, an equal number of shares of Common Stock.

                           THIRD: In accordance with the provisions of Section
                  242 of the General Corporation Law of the State of Delaware the holders of the majority of the outstanding Common Stock and Class B Common Stock of the Corporation, authorized the amendment of the Certificate of Incorporation as set forth herein, by written consent pursuant to Section 228 of the General Corporation Law.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 15th day of June, 1988

                                            /s/ Anthony R. Barringer
                                            ______________________________
                                            Anthony R. Barringer
                                            President

                                            /s/ Denis R. Pinkernell
                                            ______________________________
                                            Denis R. Pinkernell
                                            Assistant Secretary

               CERTIFICATE OF RESTORATION, RENEWAL AND REVIVAL OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            BARRINGER RESOURCES INC.

                        UNDER SECTION 312 OF THE DELAWARE
                            GENERAL CORPORATION CODE



         The last acting President and assistant secretary of Barringer Resources Inc., a corporation organized and existing under the laws of the State of Delaware, HEREBY CERTIFY AS FOLLOWS:

         1. The name of the corporation is Barringer Resources Inc. The date of filing of its original Certificate of Incorporation in the office of the Secretary of State is September 7, 1967.

         2. The registered office of the corporation in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle, and the name of its registered agent at said address is the Corporation Trust Company.

         3. The date when the restoration, renewal and revival of the certificate of incorporation of the corporation is to be effective is the 28th day of February, 1989, same being prior to the date of the expiration of the certificate of incorporation of said corporation and its becoming void by operation of law and by proclamation of the Governor. The restoration, renewal and revival of the certificate of incorporation of this corporation is to be for a perpetual term.

         4. The corporation was organized under the laws of the State of Delaware.

         5. The corporation was duly organized and was authorized to engage in the business activities set forth in its Certificate of Incorporation until the 1st day of March, 1989, at which time its charter became inoperative and void by operation of law and was subsequently repealed by proclamation of the Governor for non-payment of taxes.

         6. This Certificate for Restoration, Renewal and Revival is filed by the authority of the last acting Director of the corporation in accordance with the laws of the State of Delaware.

              IN WITNESS WHEREOF, we have signed this certificate this _____ day of October, 1989.



                                            /s/ Frank J. Abella
                                            ______________________________
                                            Frank J. Abella, Jr.,
                                            Last Acting President

ATTEST:


/s/ Denis R. Pinkernell
________________________
Denis R. Pinkernell,
Last Acting Assistant
Secretary

Denis R. Pinkernell,
Last Acting Assistant
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            BARRINGER RESOURCES INC.

            (Pursuant to Section 242 of the General Corporation Law)

          THE UNDERSIGNED, STANLEY S. BINDER and DENIS R. PINKERNELL, being the duly elected President and Assistant Secretary, respectively, of BARRINGER RESOURCES INC., a Delaware corporation (the "Corporation"), for the purposes of amending the Certificate of Incorporation pursuant to Section 242 of the General Corporation Law, DO HEREBY CERTIFY THAT:

          FIRST: The name of the Corporation is BARRINGER RESOURCES INC. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 7, 1967, under the name of BARRINGER RESEARCH INC.

          SECOND: The Board of Directors of the Corporation at a meeting thereof duly called and held on January 4, 1990, duly adopted and approved and declared advisable the following resolution with respect to the amendment of Article FOURTH of the Certificate of Incorporation of the Corporation to:

          RESOLVED, that subject to the approval of the Stockholders of the Corporation, Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read and provide in its entirety as follows:

          FOURTH: Section 1. Authorizing Shares. The total number of shares of stock the Corporation shall have authority to issue is twenty-two million shares (22,000,000) comprised of 20,000,000 shares of Common Stock, par value S.01 per share ("Common Stock"), and 1,000,000 shares of Convertible Preferred Stock, par value $l.25 per share ("Convertible Preferred Stock") and 1,000,000 shares of Preferred Stock, par value $2.00 per share ("Preferred Stock").

          Section 2. Convertible Preferred Stock
          The designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Convertible Preferred Stock are as follows:

     A. Dividends. The holders of the Convertible Preferred Stock shall be entitled to receive or have set apart for payment dividends thereon at the rate of $.10 per share per annum, and no more, payable semi-annually for the last preceding dividend period on the last days of June and December in each year in shares of Common Stock valued for such purpose at the average closing price of the Common Stock in the over-the-counter market over the 20 trading days immediately prior to the record date for each semi-annual payment as quoted by NASDAQ in the over-the-counter market (or set apart for payment on the Common Stock of the Corporation or any other class of stock or series thereof ranking junior to the Preferred Stock, unless and until dividends at the rate of $.10 per share per annum on the Convertible Preferred Stock shall have been paid or set apart for payment in full.

     B. Liquidating Preferences. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation under any circumstances or any voluntary liquidation or winding up of the Corporation, which shall be deemed to have occurred upon the sale of all or substantially all of its assets, the holders of Convertible Preferred Stock will be entitled to receive, prior to and in preference to any distribution of the assets or surplus funds of the Corporation to the holder of any other shares of Capital Stock by reason of the ownership thereof, an amount equal to $1.25 per share and no more (the "Preferential Amount"). If, upon the occurrence of such an event, the assets and funds thus distributed among the holders of Convertible Preferred Stock shall be insufficient to permit the payment to such holder of the full Preferential Amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Convertible Preferred Stock. After the payment or setting apart of the full Preferential Amount required to be paid to the holders of the Convertible Preferred Stock, the holders of Convertible Preferred Stock shall be entitled to receive all remaining assets or surplus funds of the Corporation.

     C. Consents of Convertible Preferred Stock. Without the affirmative vote or written consent of the holders of a majority of the shares of Convertible Preferred Stock at the time outstanding, the Corporation shall not:

          (a) agree to be acquired, directly or indirectly, by another entity by means of merger, consolidation or otherwise, resulting in the exchange of outstanding shares of Capital Stock for securities or other consideration issued or paid by the acquiring corporation or its subsidiaries, or sell all, or substantially all, of its assets; or

          (b) alter, change or amend the preferences, rights or privileges of holders of the Convertible Preferred Stock contained herein or in the By-Laws of the Corporation or elsewhere as in effect on the date that this Certificate of Amendment is filed with the Secretary of the State of Delaware; or

          (c) alter, change or amend the Certificate of Incorporation or the By-Laws of the Corporation or otherwise to provide for the authorization and issuance of any additional class or series of Capital Stock, including additional shares of preferred stock having any rights, preferences or priorities equivalent to or greater than (either in any particular aspect or in the aggregate) the Convertible Preferred Stock; or

          (d) agree to a voluntary liquidation, dissolution, or winding up of the Corporation; or

          (e) adopt and/or implement any stock option or similar employee stock bonus or incentive plan, except the Permitted Stock Plans.

     D. Voting Rights. In addition to the voting rights granted to the holders of the Convertible Preferred Stock by the laws of the State of Delaware and by Section C hereof, each holder of Convertible Preferred Stock shall be entitled at each meeting of the stockholders of the Corporation to that number of votes which is equal to the number of shares of Common Stock into which each share of Convertible Preferred Stock is convertible on the record date with respect to such meeting for each share of such stock standing in his name on the books of the Corporation.

     E. Conversion.

          (a) Conversion by Holder. Each share of Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time prior to the fourth anniversary of the date of issuance thereof, into fully paid and nonassessable shares of Common Stock, in accordance with the Conversion Formula (as defined below).

     Before any holder of Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall (i) surrender the certificate(s) therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, or (ii) notify the Corporation or any transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the number of shares of Convertible Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder(s) of Convertible Preferred Stock a certificate(s) for the number of shares of Common Stock to which the holder shall be entitled.

     Such conversion shall be deemed to have been made immediately prior to the closing of business on the date of such surrender of the shares of Convertible Preferred Stock to be converted or delivery of the aforementioned indemnification agreement, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (b) Conversion by the Corporation. The Corporation may require the conversion of all (but not less than all) of the Convertible Preferred Stock in accordance with the Conversion Formula (as defined below) (i) at any time after the fourth anniversary of the date of issuance of such Convertible Preferred Stock, or (ii) immediately upon a consolidation, merger or sale of substantially all of the assets of the Corporation under circumstances where the Corporation is not the surviving entity, or (iii) upon the repurchase by the Corporation of all of its then outstanding Class A warrants or all of its Class B Warrants issued by the Corporation in connection with the sale of Units under a certain Purchase Agreement dated May 10, 1988 between the Corporation and Purchasers named therein.

     Upon the occurrence of such an event specified in this Section E, and upon the election of the Corporation to require the conversion of all of the Convertible Preferred Stock, the outstanding shares of Convertible Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. The Corporation, however, shall give prompt written notice of such conversion to each holder of Convertible Preferred Stock at his last address listed in the Corporation's records.

     The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing shares of the Convertible Preferred Stock being converted are either delivered to the Corporation or any transfer agent, as hereinafter provided, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. Thereupon, there shall be issued and delivered to such holder, promptly at such office in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Convertible Preferred Stock surrendered were convertible on the date on which such conversion occurred.

     (c) Conversion Price and Conversion Formula. The Purchase Price per share (the "Purchase Price Per Share") shall be $1.25 and the initial Conversion Price per share for Convertible Preferred Stock (the "Conversion Price") shall be $1.25, subject to adjustment from time to time as provided herein. Each share of the Convertible Preferred Stock shall be convertible into that number of shares of Common Stock that results from dividing the Purchase Price Per Share by the Conversion Price in effect at the time of conversion (the "Conversion Formula").

     (d) Adjustment of Conversion Price for Stock splits and Combinations. If the Corporation shall at any time, or from time to time, after the date of the issuance of the Convertible Preferred Stock, effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Corporation shall at any time or from time to time after the original issue date of the Convertible Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (e) Adjustment of Conversion Price for Certain Dividends and Distributions. If the Corporation at any time, or from time to time, after the date of the issuance of the Convertible Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then, and in each such event, the Conversion Price then in effect shall be decreased as of the date of such issuance or, at the time or upon the event such a record date shall have been fixed, as of the close of business on such record date (the "Record Date"), by multiplying the Conversion Price then in effect by a fraction, determined as follows:

     (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date; and

     (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided however, if such Record Date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the closing of the business on such Record Date, and thereafter the Conversion Price for such Convertible Preferred Stock shall be adjusted pursuant to this section (e) as of the time of each action, or payment of such dividends or distributions.

     (f) Adjustment for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the conversion of the Convertible Preferred Stock shall be changed into the same or a different number of shares of a different class or classes of stock, or other securities or property, whether by reclassification, exchange, substitution or other transaction having similar effect (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section E) then and in each such event the holder of each share of Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other transaction having similar effect, as did or shall the holders of shares of Common Stock, as if such shares of Convertible Preferred Stock had been converted into Common Stock immediately prior to the Record Date with respect to such reclassification, exchange or substitution, all subject to further adjustment as provided herein.

     (g) Reorganization, Mergers Consolidations, or Sales of Assets. If at any time, or from time to time, there shall be

(other than a subdivision combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section E) a capital reorganization involving a merger or consolidation of the Corporation with or into another corporation, or the sale or transfer of all or substantially all of the Corporation's properties and assets to any other person (a "sale"), then, as a part of such reorganization, merger, consolidation or sale, due and adequate provision shall be made so that the holders of the Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Convertible Preferred Stock, the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from such merger, reorganization, consolidation or sale, as to which a holder of Common Stock deliverable upon conversion would have been entitled to receive as a result of such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in respect to the rights of the holders of the Convertible Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section E (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

          (h) Sale of Shares Below Conversion Price. If at any time, or from time to time, after the date of issuance of the Convertible Preferred Stock and while any shares of the Convertible Preferred Stock are outstanding, the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined) or options, warrants, convertible securities or other rights to acquire Common Stock other than as (i) a dividend or other distribution on any class of stock permitted by subsection (e) above, (ii) a subdivision or combination of shares of Common Stock as provided for in subsection (d) above, or (iii) a reclassification, exchange, substitution or other transaction having similar effect as provided for in subsection (f) above, for a consideration per share less than the Conversion Price in effect immediately prior to the event, or without consideration, then, and thereafter successively upon each such issuance, the Conversion Price in effect immediately prior to the issuance of such shares shall forthwith be reduced to a price (calculated to the nearest full cent) determined by dividing (a) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Conversion Price in effect immediately prior to such issuance, plus (ii) the consideration, if any, received by the Corporation upon such issuance by (b) the total number of shares of Common Stock outstanding immediately after such issuance provided, however, that no adjustment otherwise required hereunder, shall be made unless the reduction in Conversion Price required by this subsection (h), together with all prior reductions which have not resulted in an adjustment to the Conversion Price, shall result in a reduction of the Conversion Price by at least $0.05 per share.

     For purposes of this subsection (h), the price received by the Corporation for such Additional Shares of Common Stock shall be computed as follows:

          (x) Cash and Property. If such consideration consists of:

     (a) cash, the consideration shall be aggregate amount of cash received by the Corporation;

     (b) property (including intellectual property) other than cash, the consideration shall be the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

     (c) part of cash or part property and/or stock or other securities of the Corporation or both, the consideration shall be the amount equal to the sum of cash and fair market value of the property actually received by the Corporation computed consistently with the prior paragraphs herein and determined in good faith by the Board.

          (y) Options. Shares of the Corporation called for pursuant to options and warrants which are held as of the date of a conversion of Convertible Preferred Stock by option or warrant holders, and which are not exercised, and have not terminated or lapsed, at the time of such conversion, will be deemed to have been issued, for purposes of the definitions and calculations hereof, at a price per share determined by dividing:

     (a) the total amount, if any, received and receivable by the Corporation as consideration for the issuance of such options or warrants, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or warrants, by

     (b) the maximum number of such shares (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or warrants.

          (i) Definitions. The terms "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Corporation after the issuance date of the Convertible Preferred Stock, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock issued (i) upon conversion of the Convertible Preferred Stock,
(ii) upon conversion of $693,000 principal amount of the Corporation's 12 1/2% Convertible Subordinated Debentures due in 1996, or any options or warrants or
(iii) upon exercise of options granted to purchase up to 1,197,500 shares of Common Stock of the Corporation under its stock option plans.

          (i) Accountants' Certificate of Adjustment. In each case of an adjustment of readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Convertible Preferred Stock, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate by first class mail, postage prepaid, to each registered holder or Convertible Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold, (ii) the Conversion Price both before and after such adjustment or readjustment, and (iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Convertible Preferred Stock.

     (k) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay, in cash, an amount equal to the product of (i) such fraction of a share, multiplied by (ii) the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board.

          (1) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of Convertible Preferred Stock, the Corporation will, subject to the requirements of applicable state law, take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock as shall be sufficient for such purposes.

     F. Nonassessable Status of Stock. All the share of Convertible Preferred Stock for which the full consideration determined by the Board of Directors (which shall be not less than the par value of such shares) has been paid or delivered, in cash or property in accordance with the resolutions of the Board of Directors authorizing the issuance of such shares, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.

SECTION 3. Preferred Stock
The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Board of Directors providing for the issuance of such Preferred Stock or series thereof; and the Board of Directors is hereby expressly vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

          THIRD: At a Special Meeting of the Stockholders of the Corporation duly called and held on February 13, 1990, in accordance with the provisions of
Section 242 of the General Corporation law of the State of Delaware, the holders of the majority of the outstanding Common Stock and Convertible Preferred Stock of the Corporation voted in favor of the amendment of the Certificate of Incorporation as set forth herein.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 13th day of February, 1990 and affirm that the statements made therein are true and correct under the penalties of perjury.

                                        /s/ Stanley S. Binder
                                        ----------------------------
                                        Stanley S. Binder
                                        President


                                        /s/ Denis R. Pinkernell
                                        ----------------------------
                                        Denis R. Pinkernell
                                        Assistant Secretary


                           CERTIFICATE OF DESIGNATION

                                       OF

                       CLASS A CONVERTIBLE PREFERRED STOCK

         (Pursuant to Section 151 of the General Corporation Law of the
                               State of Delaware)

          BARRINGER RESOURCES INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, HEREBY CERTIFIES:

          That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation as amended, the Board of Directors on February 13, 1990 adopted the following resolution creating a series of 500,000 shares of Preferred Stock designated as Class A Convertible Preferred Stock:

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors of the Corporation by Article FOURTH of the Amended Certificate of Incorporation of the Corporation, there is hereby established a Class A Convertible Preferred Stock of the par value of $2.00 per share (hereinafter called the "Class A Convertible Preferred Stock") consisting of 500,000 shares and designated Class A Convertible Preferred Stock, and that, subject to the limitations provided by law and by Article FOURTH of the Amended Certificate of Incorporation, the designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Class A Convertible Preferred Stock are as follows:

     A. Dividends. The holders of shares of Class A Convertible Preferred Stock shall be entitled to receive or have set apart for payment dividends thereon at the rate of $.16 per share per annum, payable semiannually for the last preceding dividend on the last days of June and December in each year in, at the option of the Corporation, cash or shares of Common Stock valued for such purpose at the average closing price of the Common Stock in the over-the-counter market over the twenty (20) trading days immediately prior to the recorded date for each semiannual payment as quoted on NASDAQ, as the average of the bid and offer prices quoted for such period in the pink sheets published by the National Quotation Bureau. The amount of dividends payable per share for each dividend period will be computed by dividing by two the $.16 annual rate.

     B. Liquidating Preferences. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation under any circumstances or any voluntary liquidation or winding-up of the Corporation, which shall be deemed to have occurred upon the sale of all or substantially all of its assets, the holders of Class A Convertible Preferred Stock will be entitled to receive, prior to and in preference to any distribution of the assets of surplus funds of the Corporation to the holder of any other shares of Capital Stock by reason of the ownership thereof, but on a parity with the holders of the Convertible Preferred Stock, an amount equal to $2.00 per share plus accrued and unpaid dividends up to and inclusive of the date of liquidation (the "Class A Preferential Amount"). If, upon the occurrence of such an event, the assets and funds thus distributed among the holders of Class A Convertible Preferred Stock shall be insufficient to permit the payment to such holder of the full Class A Preferential Amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Class A Convertible Preferred Stock and the Convertible Preferred Stock. After payment or setting apart of the full Class A Preferential Amount required to be paid to the holders of the Class A Convertible Preferred Stock, the holders of the Class A Convertible Preferred Stock shall be entitled to receive all remaining assets or surplus funds of the Corporation on a parity with the holders of the Convertible Preferred Stock.

     C. Consents of Class A Convertible Preferred Stock. Without the affirmative vote or consent of the holders of the majority of the shares of Class A Convertible Stock at the time outstanding, the Corporation shall not:

     (a) Alter, change or amend the preferences, rights or privileges of holders of the Class A Convertible Preferred Stock contained herein or in the By-laws of the Corporation or elsewhere as in effect on the date that this Certificate of Designation is filed with the Secretary of the State of Delaware; or

     (b) Alter, change or amend the Certificate of Incorporation or the By-laws of the Corporation or otherwise to provide for the authorization and issuance of any additional class or series of Capital Stock, including additional shares of Preferred Stock having any rights, preferences or priorities equivalent to or any greater than (either in any particular aspect or in the aggregate) the Class A Convertible Preferred Stock; or

     (c) Agree to a voluntary liquidation, dissolution, or winding-up of the Corporation.

     D. Voting Rights. In addition to the voting rights granted to the holders of the Class A Convertible Preferred Stock by the laws of the state of Delaware and by Section C hereof, each holder of Class A Convertible Preferred Stock shall be entitled at each meeting of the stockholders of the Corporation to that number of votes which is equal to the number of shares of Common Stock into which each share of Convertible Preferred Stock is convertible on the record date with respect to such meeting for each share of such stock outstanding in his name on the books of the Corporation.

     E. Conversion.

     (a) Conversion by Holder. Each share of Class A Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after (i) one (1) year after the date of issuance of the Class A Convertible Preferred Stock; or (ii) the closing price of Common Stock shall have been $3.00 or more per share for sixty (60) consecutive trading days, in accordance with the conversion formula (as defined below), subject to adjustment as described below.

     Before any holder of Class A Convertible Preferred

Stock shall be entitled to convert the same into shares of Common Stock, the holders shall (i) surrender the Certificate(s) therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, or (ii) notify the Corporation or any transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the number of shares of Class A Convertible Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder(s) of Class A Convertible Preferred Stock a certificate(s) for the number of shares of Common Stock to which the holder shall be entitled.

     Such conversion shall be deemed to have been made immediately prior to the closing of business on the date of such surrender of the shares of Class A Convertible Preferred Stock to be converted or delivery of the aforementioned Indemnification Agreement, and the person or persons entitled to receive these shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

     (b) Conversion Price and Conversion Formula. The initial conversion price per share for Class A Convertible Preferred Stock (the "Conversion Price") shall be $2.00, subject to adjustment from time to time as provided herein. Each share of Class A Convertible Preferred Stock shall be convertible into that number of shares of Common Stock that results from dividing $2.00 by the Conversion Price in effect at the time of conversion (the "Conversion Formula").

     (c) Adjustments of Conversion Price for Stock Splits and Combinations. If the Corporation shall at any time, or from time to time, after the date of the issuance of the Class A Convertible Preferred Stock, effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that: subdivision shall be proportionately decreased, and conversely, if the Corporation shall at any time or from to time after the original issue date of the Class A Convertible Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Subsection (c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (d) Adjustment of Conversion Price for Certain Dividends and Distributions. If the Corporation at any time, or from time to time, after the date of the issuance of the Class A Convertible Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then, and in each such event, the Conversion Price then in effect shall be decreased as of the date of such issuance or, at the time or upon the event such a record date shall have been fixed, as of the close of business on such record date (the "Record Date"), by multiplying the Conversion Price then in effect by a fraction, determined as follows:

     (i) The numerator of which shall be the total number of shares of Common stack issued and outstanding immediately prior to the Record Date; and

     (ii) The denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such Record Date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the closing of the business on such Record Date and thereafter the Conversion Price for such Class A Convertible Preferred Stock shall be adjusted pursuant to this Section (d) at the time of such action, or payment of such dividends or distributions.

     (e) Adjustment for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the conversion of the Class A Convertible Preferred Stock shall be changed into the same or different number of shares of a different class or classes of stock, or other securities or property, whether by reclassification, exchange, substitution or other transaction having similar effect (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section E) then and in each such event the holder of each share of Class A Convertible Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other transaction having similar effect, as did or shall the holders of shares of Common Stock have, as if such shares of Class A Convertible Preferred Stock had been converted into Common Stock immediately prior to the Record Date with respect to such reclassification, exchange or substitution, all subject to further adjustment as provided herein.

     (f) Reorganization, Mergers, Consolidations, or Sales of Assets. If at any time, or from time to time, there shall be (other than at subdivision, combination, reclassification, exchange or substitution or shares provided for elsewhere in this Section E) a capital reorganization involving a merger or consolidation of the Corporation with or into another corporation, or the sale or transfer of all or substantially all of the Corporation's properties and assets to any other person (a "sale"), then, as a part of such reorganization, merger, consolidation or sale, there shall be due and adequate provision shall be made so that the holders of the Class A Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Class A Convertible Preferred Stock, the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from such merger, reorganization, consolidation or sale, as to which a holder of Common Stock deliverable upon conversion would have been entitled to receive as a result of such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in respect to the rights of the holders of the Class A Convertible Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section E (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Class A Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

     (g) Sale of Shares Below Conversion Price. If at any time, or from time to time, after the date of issuance of the Class A Convertible Preferred Stock and while any shares of the Class A Convertible Preferred Stock are outstanding, the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined) or options, warrants, convertible securities or other rights to acquire Common Stock other than an (i) a dividend or other distribution of any class of stock permitted by subsection (d) above, (ii) a subdivision or combination of shares of Common Stock as provided for in subsection (c) above, or (iii) a reclassification, exchange, resubstitution or other transaction having similar effect as provided for in subsection (e) above, for a consideration per share less than the Conversion Price in effect immediately prior to the event, or without consideration, then, and thereafter successively upon each such issuance, the Conversion Price in effect immediately prior to the issuance of such shares shall forthwith be reduced to a price (calculated to the nearest full cent) determined by dividing (a) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the conversion Price in effect immediately prior to such issuance, plus (ii) the consideration, if any, received by the Corporation upon such issuance by (b) the total number of shares of Common Stock outstanding immediately after such issuance provided, however, that no adjustment otherwise required hereunder, shall be made unless the reduction in Conversion Price required by this subsection (h), together with all prior reductions which have not resulted in an adjustment to the Conversion Price, shall result in a reduction of the Conversion Price by at lease $0.05 per share.

     For purposes of this subsection (h), the price received by the Corporation for such Additional Shares of Common Stock shall be computed as follows:

          (x) Cash and Property. If such consideration consists of:

     (a) cash, the consideration shall be the aggregate amount of cash received by the Corporation;

     (b) property (including intellectual property) other than cash, the consideration shall be the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

     (c) part cash or part property and/or stock or other securities of the Corporation or both, the consideration shall be the amount equal to the sum of the cash and fair market value of the property actually received by the Corporation computed consistently with the prior paragraphs herein and determined in good faith by the Board.

     (y) Options. Shares of the Corporation called for pursuant to options and warrants which are held as of the date of a conversion of Class A Convertible Preferred Stock by option or warrant holders, and which are not exercised, and have not terminated or lapsed, at the time of such conversion, will be deemed to have been issued, for purposes of the definitions and calculations hereof, at a price per share determined by dividing:

     (a) the total amount, if any, received and receivable by the Corporation as consideration for the issuance of such options or warrants, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or warrants, by

     (b) the maximum number of such shares (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or warrants.

     (h) Definitions. The terms "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Corporation after the issuance date of the Class A Convertible Preferred Stock, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock issued (i) upon conversion of the Class A

Convertible Preferred Stock, (ii) upon conversion of $693,000 principal amount of the Corporation's 12-1/2% Class A Convertible Subordinated Debentures due in 1996, or any options or warrants or (iii) upon exercise of options or warrants or (iv) upon exercise of options granted to purchase shares of Common Stock of the Corporation under its stock option plans.

     (i) Accountant's Certificate of Adjustment. In each case of an adjustment of readjustment of the Conversion Price for the number of shares of Common Stock or the securities issuable upon conversion of the Class A Convertible Preferred Stock, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate by first class mail, postage prepaid, to each registered holder of Class A Convertible Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold, (ii) the Conversion Price both before and after such adjustment (or readjustment, and (iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Class A Convertible Preferred Stock.

     (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Class A Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay, in cash. an amount equal to the product of (i) such fraction of a share, multiplied by (ii) the fair market value of one share of the Corporations' Common Stock on the date of conversion, as determined in good faith by the Board.


     (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class A Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of Class A Convertible Preferred Stock, the Corporation
          will, subject to the requirements of applicable state law, take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock as shall be sufficient for such purposes.

                    F. Nonassessable Status of Stock. All the shares of Class A Convertible Preferred Stock for which the full consideration determined by the Board of Directors (which shall be not less than the par value of such shares) has been paid or delivered, in cash or property in accordance with the resolutions of the Board of Directors authorizing the issuance of such shares, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.

                    G. Redemption of Class A Convertible Preferred Stock. Subject to the limitations of the laws of the State of Delaware, the Corporation may, any time after the closing price of the Common Stock has been $3.00 or more for ninety (90) consecutive trading days, redeem all or a portion of such shares of Class A Convertible Preferred Stock at a redemption price equal to $2.00 per share, plus an amount equal to any accumulated and accrued but unpaid dividends upon thirty (30) days written notice to the holders of the Class A Convertible Preferred Stock. If less than all of the outstanding shares of the Class A Convertible Preferred Stock are to be redeemed, the Corporation shall redeem from each holder of Class A Convertible Preferred Stock on a pro rata basis.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 27th day of November, 1990 and affirm that the statements made herein are true and correct under the penalties of perjury.


                                        BARRINGER RESOURCES INC.

                                        By: /s/ Stanley S. Binder
                                           ____________________________
                                        Stanley S. Binder, President

Attest:

/s/ Denis R. Pinkernell
________________________________________
Denis R. Pinkernell, Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF


                            BARRINGER RESOURCES INC.


            (Pursuant to Section 242 of the General Corporation Law)


          THE UNDERSIGNED, Stanley S. Binder and Denis R. Pinkernell, being the duly elected and acting President and Secretary, respectively, of BARRINGER RESOURCES INC., a Delaware corporation (the "Corporation"), for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the General Corporation Law, DO HEREBY CERTIFY THAT:

          FIRST: The name of the Corporation is BARRINGER RESOURCES INC. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 7, 1967 under the name of Barringer Research, Inc.

          SECOND: The Board of Directors of the Corporation, at a meeting thereof duly called and held on September 14, 1990, duly adopted and approved and declared advisable the following resolution with respect to the amendment to Article FIRST of the Certificate of Incorporation of the Corporation to change the name of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law:

                    RESOLVED, that, subject to approval of stockholders of the Corporation, Article FIRST of the Certificate of Incorporation of the Corporation be amended to read and provide in its entirety to read as follows:

                    "FIRST: The name of the Corporation is BARRINGER TECHNOLOGIES INC.hereinafter called the "Corporation")."

          THIRD: The holders of a majority of the outstanding shares of Common Stock ($.01 par value) and the outstanding shares of $1.25 Convertible Preferred Stock of the Corporation, the only outstanding classes of stock of the Corporation entitled to notice of and to vote at the deferred Annual Meeting of Stockholders of the Corporation held on February 12, 1991 approved the amendment of the Certificate of Incorporation as herein set forth in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


          IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 13th day of February, 1991.


                                        /s/ Stanley S. Binder
                                        -------------------------------
                                        Stanley S. Binder, President

                                        /s/ Denis R. Pinkernell
                                        -------------------------------
                                        Denis R. Pinkernell, Secretary

                    CERTIFICATE OF DECREASE IN THE NUMBER OF
                  SHARES OF CLASS A CONVERTIBLE PREFERRED STOCK
                                       AND
                      CERTIFICATE OF DESIGNATION OF CLASS B
                           CONVERTIBLE PREFERRED STOCK

           (Pursuant to Section 151 of the General Corporation Law of
                             the State of Delaware)

          BARRINGER TECHNOLOGIES INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, HEREBY CERTIFIES:

          That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, as amended, the Board of Directors on November 18, 1991 adopted the following resolutions decreasing the number of shares of Class A Convertible Preferred Stock previously designated by Certificate of Designation filed with the Secretary of State of Delaware on November 27, 1991 from 500,000 shares to 270,000 shares, and designating a series of 730,000 shares of Class B Convertible Preferred Stock:

     RESOLVED, that the resolutions designating an additional 500,000 shares of Class A Convertible Preferred Stock be rescinded, and pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, the number of shares of Class A Convertible Preferred Stock previously designated by Certificate of Designation filed with the Secretary of State of Delaware on November 27, 1991 be decreased to 270,000 shares of such Class A Convertible Stock; and

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors of the Corporation by Article FOURTH of the Amended Certificate of Incorporation of the Corporation, there is hereby designated a Class B Convertible Preferred Stock, par value $2.00 per share (hereinafter called the "Class B Convertible Preferred Stock") , and that, subject to the limitations provided by law and by Article FOURTH of the Amended Certificate of Incorporation, the designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Class B Convertible Preferred Stock are as follows:

     A. Dividends. The holders of shares of Class A Convertible Preferred Stock shall be entitled to receive or have set apart for payment dividends thereon at the rate of $.16 per share per annum, payable semiannually from the last preceding dividend on the last days of June and December in each year in, at the option of the Corporation, cash or shares of Common Stock valued for such purpose at the average daily bid and offer price of the Common Stock in the over-the-counter market over the twenty (20) trading days immediately prior to the record date for each semiannual payment as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ during such period, the average of the bid and offer prices quoted for such period in the pink sheets published by the National Quotation Bureau. The amount of dividends payable per share for each dividend period will be computed by dividing by two the $.16 annual rate.

     B. Liquidating Preferences. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation under any circumstances or any voluntary liquidation or winding-up of the Corporation, which shall be deemed to have occurred upon the sale of all or substantially all of its assets, the holders of Class B Convertible Preferred Stock will be entitled to receive, prior to and in preference to any distribution of the assets of surplus funds of the Corporation to the holder of any other shares of capital stock of the Corporation by reason of the ownership thereof, but on a parity with the holders of the Class A Convertible Preferred Stock and the Convertible Preferred Stock, par value $1.25 per share of the Corporation (the "Convertible Preferred Stock"), an amount equal to $2.00 per share plus accrued and unpaid dividends up to and inclusive of the date of liquidation (the "Class B Preferential Amount"). If, upon the occurrence of such an event, the assets and funds thus distributed among the holders of Class B Convertible Preferred Stock shall be insufficient to permit the payment to such holder of the full Class B Preferential Amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Class B Convertible Preferred Stock, Class A Convertible Preferred Stock and the Convertible Preferred Stock. After payment or setting apart of the full Class B Preferential Amount required to be paid to the holders of the Class B Convertible Preferred Stock, the holders of the Class B Convertible Preferred Stock shall be entitled to receive all remaining assets or surplus funds of the Corporation on a parity with the holders of the Class A Convertible Preferred Stock and Convertible Preferred Stock.

     C. Consents of Class A Convertible Preferred Stock. Without the affirmative vote or consent of the holders of the majority of the shares of Class B Convertible Stock at the time outstanding, the Corporation shall not:

     (a) Alter, change or amend the preferenced, rights or privileges of holders of the Class B Convertible Preferred Stock contained herein or in the By-laws of the Corporation elsewhere as in effect on the date that this Certificate of Designation is filed with the Secretary of the State of Delaware; or

     (b) Alter, change or amend the Certificate of Incorporation or the By-laws of the Corporation or otherwise provide for the authorization and issuance of any additional class or series of capital stock, including additional shares of Preferred Stock having any rights, preferences or priorities equivalent to or any greater than (either in any particular aspect or in the aggregate) the Class B Convertible Preferred Stock; or

     (c) Agree to a voluntary liquidation, dissolution, or winding-up of the Corporation.

     D. Voting Rights. In addition to the voting rights granted to the holders of the Class B Convertible Preferred Stock by the laws of the State of Delaware and by Section C hereof, each holder of Class B Convertible Preferred Stock shall be entitled at each meeting of the stockholders of the Corporation to that number of votes which is equal to the number of shares of Common Stock into which each share of Class B Convertible Preferred Stock is convertible on the record date with respect to such meeting for each share of Class B Convertible Preferred Stock is convertible on the record date with respect to such meeting for each share of such stock outstanding in his name on the books of the Corporation.

     E. Conversion.

     (a) Conversion by Holder. Each share of Class B Convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time after the date of issuance into one share of Common Stock, at the conversion price and subject to adjustment as described below.

     Before any holder of Class B Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holders shall (i) surrender the Certificate(s) therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, or (ii) notify the Corporation or any transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the number of shares of Class B Convertible Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder(s) of Class B Convertible Preferred Stock a certificate(s) for the number of shares of Common Stock to which the holder shall be entitled.

     Such conversion shall be deemed to have been made immediately prior to the closing of business on the date of such surrender of the shares of Class B Convertible Preferred Stock to be converted or delivery of the aforementioned Indemnification Agreement, and the person or persons entitled to receive these shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

     (b) Conversion Price and Conversion Formula. The conversion price per share for Class B Convertible Preferred Stock (the "Conversion Price") shall be $2.00, subject to adjustment from time to time as provided herein. Each share of Class B Convertible Preferred Stock shall be convertible into that number of shares of Common Stock that results from dividing $2.00 by the Conversion Price in effect at the time of conversion (the "Conversion Formula").

     (c) Adjustments of Conversion Price for Stock Splits and Combinations. If the Corporation shall at any time, or from time to time, after the date of the issuance of the Class B Convertible Preferred Stock, effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation shall at any time or from time to time after the original date of the Class B Convertible Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment at the close of business on the date the subdivision or combination becomes effective.

     (d) Adjustment of Conversion Price for Certain Dividends and Distributions. If the Corporation at any time, or from time to time, after the date of the issuance of the Class B Convertible Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock, entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then, and in each such event, the Conversion Price then in effect shall be decreased as of the date of such issuance or, at the time or upon the event such a record date shall have been fixed, as of the close of business on such record date (the "Record Date"), by multiplying the Conversion Price then in effect by a fraction, determined as follows:

     (i) The numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date; and

     (ii) The denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such Record Date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion shall be recomputed accordingly as of the closing of the business on such Record Date and thereafter the Conversion Price for such Class B Convertible Preferred Stock shall be adjusted pursuant to this Section (d) at the time of such action, or payment of such dividends or distributions.

     (e) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the conversion of the Class B Convertible Preferred Stock shall be changed into the same or different number of shares of a different class or classes of stock, or other securities or property, whether by reclassification, exchange, substitution or other transaction having similar effect (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provide for elsewhere in this Section E) then and in each such event the holder of each shares of Class B Convertible Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other transaction having similar effect, as did or shall the holders of shares of Class B Convertible Preferred Stock had been converted into Common Stock immediately prior to the Record Date with respect to such reclassification, exchange or substitution, all subject to further adjustments as provided herein.

     (f) Reorganization, Mergers, Consolidations, or Sales of Assets. If at any time, or from time to time, there shall be (other than a subdivision, combination, reclassification, exchange or substitution or shares provided for elsewhere in this Section E) a capital reorganization involving a merger or consolidation of the Corporation with or into another corporation, or the sale or transfer of all or substantially all of the Corporation's properties and assets to any other person (a "sale"), then, as a part of such reorganization, merger, consolidation or sale, there shall be due and adequate provision shall be made so that the holders of the Class B Convertible Preferred Stock shall thereafter be entitled to receipt upon conversion of the Class B Convertible Preferred Stock, the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from such merger, reorganization, consolidation or sale, as to which a holder of Common Stock deliverable upon conversion would have been entitled to receive as a result of such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in respect to the rights of the holders of the Class B Convertible Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section E (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Class B Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

     (g) Sale of Shares Below Conversion Price. If at any time, or from time to time, after the date of issuance of the Class B Convertible Preferred Stock and while any shares of the Class B Convertible Preferred Stock are outstanding, the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined) or options, warrants, convertible securities or other rights to acquire Common Stock other than as (i) a dividend or other distribution of any class of stock permitted by subsection (d) above, (ii) a subdivision or combination of shares of Common Stock as provided for in subsection (c) above, or (iii) a reclassification, exchange, substitution or other transaction having similar effect as provided for in subsection (e) above, for a consideration per share less than the Conversion Price in effect immediately prior to the event, or without consideration, then, and thereafter successively upon each such issuance, the Conversion Price in effect immediately prior to the issuance of such shares shall forthwith be reduced to a price (calculated to the nearest full cent) determined by dividing (a) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Conversion Price in effect immediately prior to such issuance, plus (ii) the consideration, if any, received by the Corporation upon such issuance by (b) the total number of shares of Common stock outstanding immediately after such issuance provided, however, that no adjustment otherwise required hereunder, shall be made unless the reduction in Conversion Price required by this subsection (g), together with all prior reductions which have not resulted in an adjustment to the Conversion Price, shall result in a reduction of the Conversion Price by at least $0.05 per share.

     For purposes of this subsection (g), the price received by the Corporation for such Additional Shares of Common Stock shall be computed as follows:

     (x) Cash and Property. If such consideration consists of:

     (a) cash, the consideration shall be the aggregate amount of cash received by the Corporation;

     (b) property (including intellectual property) other than cash, the consideration shall be the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

     (c) part cash or part property and/or stock or other securities of the Corporation or both, the consideration shall be the amount equal to the sum of the cash and fair market value of the property actually received by the Corporation computed consistently with the prior paragraphs herein and determined in good faith by the Board.

          (y) Options. Shares of the Corporation called for pursuant to options and warrants which are held as of the date of a conversion of Class B Convertible Preferred Stock by option or warrant holders, and which are not exercised, and have not terminated or lapsed, at the time of such conversion, will be deemed to have been issued, for purposes of the definitions and calculations hereof, at a price per share determined by dividing;

     (a) the total amount, if any, received and receivable by the Corporation as consideration for the issuance of such options or warrants, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or warrants, by

     (b) the maximum number of such shares (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or warrants.

     (h) Definitions. The terms "Additional Shares of Common Stock" as used therein shall mean all shares of Common Stock issued or deemed issued by the Corporation after the issuance date of the Class B Convertible Preferred Stock, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock issued (i) upon conversion of the Class A or Class B Convertible Preferred Stock, (ii) upon conversion of the Corporation's 12 1/2% Class A Convertible Subordinated Debentures due in 1996, or any options or warrants or (iii) upon exercise of options or warrants or (iv) upon exercise of options granted to purchase shares of Common Stock of the Corporation under its stock option plans.

     (i) Accountants' Certificate of Adjustment. In each case of an adjustment of readjustment of the Conversion Price for the number of shares of Common Stock or the securities issuable upon conversion of the Class B convertible Preferred Stock, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate by first class mail, postage prepaid, to each registered holder of Class B Convertible Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold, (ii) the Conversion Price both before and after such adjustment or readjustment, and (iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Class B Convertible Preferred Stock.

     (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Class B Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay, in cash, an amount, equal to the product of (i) such fraction of a share, multiplied by (ii) the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board.

     (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of Class B Convertible Preferred Stock, the Corporation will, subject to the requirements of applicable state law, take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock as shall be sufficient for such purposes.

                    F. Nonassessable Status of Stock. All the shares of Class B Convertible Preferred Stock for which the full consideration determined by the Board of Directors (which shall be not less than the par value of such shares) has been paid or delivered, in cash or property in accordance with the resolutions of the Board of Directors authorizing the issuance of such shares, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.

                    G. Redemption of Class B Convertible Preferred Stock. Subject to the limitations of the laws of the State of Delaware, the Corporation may, at any time after the average bid and offer price of the Common Stock has been $3.00 or more for ninety (90) consecutive trading days, as quoted on NASDAQ, or, if the Common Stock is not quoted on NASDAQ during such period, the average of the bid and offer prices quoted for such period in the pink sheets published by the National Quotation Bureau, redeem all or a portion of such shares of Class B Convertible Preferred Stock at redemption price equal to $2.00 per share, plus an amount equal to any accumulated and accrued but unpaid dividends upon thirty (30) days written notice to the holders of the Class B Convertible Preferred Stock. If less than all of the outstanding shares of Class B Convertible Preferred Stock are to be redeemed, the Corporation shall redeem from each holder of Class B Convertible Preferred Stock on a pro rata basis.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands this day of November, 1991 and affirm that the statements made herein are true and correct under the penalties of perjury.

                                        BARRINGER TECHNOLOGIES, INC.


                                        By: /s/ Stanley S. Binder
                                            -------------------------------
                                            Stanley S. Binder, President

Attest:

/s/ Denis R. Pinkernell
-------------------------------
Denis R. Pinkernell, Secretary

                            CERTIFICATE OF CORRECTION
                                       OF
                         CERTIFICATE OF DECREASE IN THE
                           NUMBER OF SHARES OF CLASS A
                           CONVERTIBLE PREFERRED STOCK
                                       AND
                      CERTIFICATE OF DESIGNATION OF CLASS B
                           CONVERTIBLE PREFERRED STOCK

       (Pursuant to Section 103(f) of the General Corporation Law of the
                               State of Delaware)

          BARRINGER TECHNOLOGIES INC., a Delaware corporation (the "Corporation") , pursuant to Section 103 (f ) of the General Corporation Law of the State of Delaware, HEREBY CERTIFIES:

          That the Certificate Of Decrease In The Number Of Shares Of Class A Convertible Preferred Stock And Certificate of Designation Of Class B Convertible Preferred Stock filed in the Office of the Secretary of the State of Delaware on December 2, 1991, contained certain inaccuracies therein, namely, the words "consisting of 730,000 shares and designated Class B Convertible Preferred Stock" were erroneously dropped at the end of the seventh line of the second "Resolved" paragraph, and references to "Class A" on the first line of paragraph "A. Dividends" and the heading "C. Consent of Class A Convertible Preferred Stock" should in each instance refer to Class B Convertible Preferred Stock; and

          That the Resolution adopted by the Board of Directors of the Corporation on November 18, 1991 decreasing the designation of Class A Convertible Preferred Stock and designating 730,000 shares of Class B Convertible Preferred Stock reads and provides in its entirety is as follows:

     RESOLVED, that the resolutions designating an additional 500,000 shares of Class A Convertible Preferred Stock be rescinded, and pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, the number of shares of Class A Convertible Preferred Stock previously designated by Certificate of Designation filed with the Secretary of State of Delaware on November 11, 1990 be decreased to 270,000 shares of such Class A Convertible Stock; and

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors of the Corporation by Article FOURTH of the Amended Certificate of Incorporation of the Corporation, there is hereby designated a Class B Convertible Preferred Stock, par value $2.00 per share (hereinafter called the "Class B Convertible Preferred Stock"), consisting of 730,000 shares and designated Class B Convertible Preferred Stock and that, subject to the limitations provided by law and by Article FOURTH of the Amended Certificate of Incorporation, the designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Class B Convertible Preferred Stock are as follows:

     A. Dividends. The holders of shares of Class B Convertible Preferred Stock shall be entitled to receive or have set apart for payment dividends thereon at the rate of $.16 per share per annum, payable semiannually from the last preceding dividend on the last days of June and December in each year in, at the option of the Corporation, cash or shares of Common Stock valued for such purpose at the average daily bid and offer price of the Common Stock in the over-the-counter market over the twenty (20) trading days immediately prior to the record date for each semiannual payment as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ during such period, the average of the bid and offer prices quoted for such period in the pink sheets published by the National Quotation Bureau. The amount of dividends payable per share for each dividend period will be computed by dividing by two the $.16 annual rate.

     B. Liquidating Preferences. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation under any circumstances or any voluntary liquidation or winding-up of the Corporation, which shall be deemed to have occurred upon the sale of all or substantially all of its assets, the holders of Class B Convertible Preferred Stock will be entitled to receive, prior to and in preference to any distribution of the assets of surplus funds of the Corporation to the holder of any other shares of capital stock of the Corporation by reason of the ownership thereof, but on a parity with the holders of the Class A Convertible Preferred Stock and the Convertible Preferred Stock, par value $1.25 per share of the Corporation (the "Convertible Preferred Stock"), an amount equal to $2.00 per share plus accrued and unpaid dividends up to and inclusive of the date of liquidation (the "Class B Preferential Amount"). If, upon the occurrence of such an event, the assets and funds thus distributed among the holders of Class B Convertible Preferred Stock shall be insufficient to permit the payment to such holder of the full Class B Preferential Amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Class B Convertible Preferred Stock, Class A Convertible Preferred Stock and the Convertible Preferred Stock. After payment or setting apart of the full Class B Preferential Amount required to be paid to the holders of the Class B Convertible Preferred stock, the holders of the Class B Convertible Preferred Stock shall be entitled to receive all remaining assets or surplus funds of the Corporation on a parity with the holders of the Class A Convertible Preferred Stock and Convertible Preferred Stock.

     C. Consents of Class B Convertible Preferred Stock. Without the affirmative vote or consent of the holders of the majority of the shares of Class B Convertible Stock at the time outstanding, the Corporation shall not:

     (a) Alter, change or amend the preferenced, rights or privileges of holders of the Class B Convertible Preferred Stock contained herein or in the By-laws of the Corporation elsewhere as in effect on the date that this Certificate of Designation is filed with the Secretary of the State of Delaware; or

     (b) Alter, change or amend the

Certificate of Incorporation or the By-laws of the Corporation or otherwise provide for the authorization and issuance of any additional class or series of capital stock, including additional shares of Preferred Stock having any rights, preferences or priorities equivalent to or any greater than (either in any particular aspect or in the aggregate) the Class B Convertible Preferred Stock; or

     (c) Agree to a voluntary liquidation, dissolution, or winding-up of the Corporation.

     D. Voting Rights. In addition to the voting rights granted to the holders of the Class B Convertible Preferred Stock by the laws of the State of Delaware and by Section C hereof, each holder of Class B Convertible Preferred Stock shall be entitled at each meeting of the stockholders of the Corporation to that number of votes which is equal to the number of shares of Common Stock into which each share of Class B Convertible Preferred Stock is convertible on the record date with respect to such meeting for each share of such stock outstanding in his name on the books of the Corporation.

     E. Conversion.

     (a) Conversion by Holder. Each share of Class B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance into one share of Common Stock, at the conversion price and subject to adjustment as described below.

     Before any holder of Class B Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holders shall (i) surrender the Certificate(s) therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, or (ii) notify the Corporation or any transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the number of shares of Class B Convertible Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder(s) of Class B

Convertible Preferred Stock a certificate(s) for the number of shares of (Common Stock to which the holder shall be entitled.

     Such conversion shall be deemed to have been made immediately prior to the closing of business on the date of such surrender of the shares of Class B Convertible Preferred Stock to be converted or delivery of the aforementioned Indemnification Agreement, and the person or persons entitled to receive these shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

     (b) Conversion Price and Conversion Formula. The conversion price per share for Class B Convertible Preferred Stock (the "Conversion Price") shall be $2.00, subject to adjustment from time to time as provided herein. Each share of Class B Convertible Preferred stock shall be convertible into that number of shares of Common Stock that results from dividing $2.00 by the Conversion Price in effect at the time of conversion (the "Conversion Formula").

     (c) Adjustments of Conversion Price for Stock Splits and Combinations. If the Corporation shall at any time, or from time to time, after the date of the issuance of the Class B Convertible Preferred Stock, effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation shall at any time or from time to time after the original date of the Class B Convertible Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment at the close of business on the date the subdivision or combination becomes effective.

     (d) Adjustment of Conversion Price for Certain Dividends and Distributions. If the Corporation at any time, or from time to time, after the date of the issuance of the Class B Convertible Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then, and in each such event, the Conversion Price then in effect shall be decreased as of the date of such issuance or, at the time or upon the event such a record date shall have been fixed, as of the close of business on such record date (the "Record Date"), by multiplying the Conversion Price then in effect by a fraction, determined as follows:

     (i) The numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date; and

     (ii) The denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such Record Date shall have been fixed and such dividend is riot fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion shall be recomputed accordingly as of the closing of the business on such Record Date and thereafter the Conversion Price for such Class B Convertible Preferred Stock shall be adjusted pursuant to this Section (d) at the time of such action, or payment of such dividends or distributions.

     (e) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the conversion of the Class B Convertible Preferred Stock shall be changed into the same or different number of shares of a different class or classes of stock, or other securities or property, whether by reclassification, exchange, substitution or other transaction having similar effect (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provide for elsewhere in this Section E) then and in each such event the holder of each shares of Class B Convertible Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other transaction having similar effect, as did or shall the holders of shares of Class B Convertible Preferred Stock had been converted into Common Stock immediately prior to the Record Date with respect to such reclassification, exchange or substitution, all subject to further adjustments as provided herein.

     (f) Reorganization, Mergers,

Consolidations, or Sales of Assets. If at any time, or from time to time, there shall be (other than a subdivision, combination, reclassification, exchange or substitution or shares provided for elsewhere in this Section E) a capital reorganization involving a merger or consolidation of the Corporation with or into another corporation, or the sale or transfer of all or substantially all of the Corporation's properties and assets to any other person (a "sale"), then, as a part of such reorganization, merger, consolidation or sale, there shall be due and adequate provision shall be made so that the holders of the Class B Convertible Preferred Stock shall thereafter be entitled to receipt upon conversion of the Class B Convertible Preferred Stock, the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from such merger, reorganization, consolidation or sale, as to which a holder of Common Stock deliverable upon conversion would have been entitled to receive as a result of such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in respect to the rights of the holders of the Class B Convertible Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section E (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Class B Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

     (g) Sale of Shares Below Conversion Price. If at any time, or from time to time, after the date of issuance of the Class B Convertible Preferred Stock and while any shares of the Class B Convertible Preferred Stock are outstanding, the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined) or options, warrants, convertible securities or other rights to acquire Common Stock other than as (i) a dividend or other distribution of any class of stock permitted by subsection (d) above, (ii) a subdivision or combination of shares of Common Stock as provided for in subsection (c) above, or (iii) a reclassification, exchange, substitution or other transaction having similar effect as provided for in subsection (e) above, for a consideration per share less than the Conversion Price in effect immediately prior to the event, or without consideration, then, and thereafter successively upon each such issuance, the Conversion Price in effect immediately prior to the issuance of such shares shall forthwith be reduced to a price (calculated to the nearest full cent) determined by dividing (a) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Conversion Price in effect immediately prior to such issuance, plus (ii) the consideration, if any, received by the Corporation upon such issuance by (b) the total number of shares of Common stock outstanding immediately after such issuance provided, however, that no adjustment otherwise required hereunder, shall be made unless the reduction in Conversion Price required by this subsection (g), together with all prior reductions which have not resulted in an adjustment to the Conversion Price, shall result in a reduction of the Conversion Price by at least $0.05 per share.

     For purposes of this subsection (g), the price received by the Corporation for such Additional Shares of Common Stock shall be computed as follows:

          (x) Cash and Property. If such consideration consists of:

     (a) cash, the consideration shall be the aggregate amount of cash received by the Corporation;

     (b) property (including intellectual property) other than cash, the consideration shall be the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

     (c) part cash or part property and/or stock or other securities of the Corporation or both, the consideration shall be the amount equal to the sum of the cash and fair market value of the property actually received by the Corporation computed consistently with the prior paragraphs herein and determined in good faith by the Board.

          (y) Options. Shares of the Corporation called for pursuant to options and warrants which are held as of the date of a conversion of Class B Convertible Preferred Stock by option or warrant holders, and which are not exercised, and have not terminated or lapsed, at the time of such conversion, will be deemed to have been issued, for purposes of the definitions and calculations hereof, at a price per share determined by dividing;

     (a) the total amount, if any, received and receivable by the Corporation as consideration for the issuance of such options or warrants, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or warrants, by

     (b) the maximum number of such shares (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or warrants.

     (h) Definitions. The terms "Additional Shares of Common Stock" as used therein shall mean all shares of Common Stock issued or deemed issued by the Corporation after the issuance date of the Class B Convertible Preferred Stock, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock issued (i) upon conversion of the Class A or Class B Convertible Preferred Stock, (ii) upon conversion of the Corporation's 12 1/2% Class A Convertible Subordinated Debentures due in 1996, or any options or warrants or (iii) upon exercise of options or warrants or (iv) upon exercise of options granted to purchase shares of Common Stock of the Corporation under its stock option plans.

     (i) Accountants' Certificate of Adjustment. In each case of an adjustment of readjustment of the Conversion Price for the number of shares of Common Stock or the securities issuable upon conversion of the Class B convertible Preferred Stock, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified public accountants then auditing the books of the Corporation) to compute each adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate by first class mail, postage prepaid, to each registered holder of Class B Convertible preferred stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold, (ii) the Conversion Price both before and after such adjustment or readjustment, and
(iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Class B Convertible Preferred Stock.

     (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Class B Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay, in cash, an amount equal to the product of (i) such fraction of a share, multiplied by (ii) the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board.

     (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of Class B Convertible Preferred Stock, the Corporation will, subject to the requirements of applicable state law, take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock as shall be sufficient for such purposes.

     F. Nonassessable Status of Stock. All the shares of Class B Convertible Preferred Stock for which the full consideration determined by the Board of Directors (which shall be not less than the par value of such shares) has been paid or delivered, in cash or property in accordance with the resolutions of the Board of Directors authorizing the issuance of such shares, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.

                    G. Redemption of Class B Convertible Preferred Stock. Subject to the limitations of the laws of the State of Delaware, the Corporation may, at any time after the average bid and offer price of the Common Stock has been $3.00 or more for ninety (90) consecutive trading days, as quoted on NASDAQ, or, if the Common Stock is not quoted on NASDAQ during such period, the average of the bid and offer prices quoted for such period in the pink sheets published by the National Quotation Bureau, redeem all or a portion of such shares of Class B (Convertible Preferred Stock at a redemption price equal to $2.00 per share, plus an amount equal to any accumulated and accrued but unpaid dividends upon thirty (30) days written notice to the holders of the Class B Convertible Preferred Stock. If less than all of the outstanding shares of Class B Convertible Preferred Stock are to be redeemed, the Corporation shall redeem from each holder of Class B Convertible Preferred Stock on a pro rata basis.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 4th day of December, 1991 and affirm that the statements made herein are true and correct under the penalties of perjury.


                                        BARRINGER TECHNOLOGIES, INC.

                                        /s/ Stanley S. Binder
                                        -----------------------------
                                        Stanley S. Binder, President

                                        Attest:

                                        /s/ Denis R. Pinkernell
                                        ------------------------------
                                        Denis R. Pinkernell, Secretary

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                          BARRINGER TECHNOLOGIES, INC.


     Barringer Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     FIRST: At a meeting of the Board of Directors of the Corporation resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring the said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article TENTH to read and provide in its entirety as follows:

          "TENTH: (a) A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This Article shall not limit the liability of a director for any act or omission occurring prior to the date this Article TENTH becomes effective.

          (b) The Corporation shall indemnify any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by applicable law. The determination as to whether such person has met the standard required for indemnification shall be made in accordance with applicable law.

          Expenses incurred by such director, officer, employee or agent in defending a civil or criminal action, suit or proceeding shall be paid by the

     Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article TENTH.

          (c) The provisions of this Article TENTH shall be deemed to be a contract between the Corporation and each person who serves as such director, officer, employee or agent of the Corporation in any such capacity at any time while this Article TENTH is in effect. No repeal or modification of the foregoing provisions of this Article TENTH nor, to the fullest extent permitted by law, any modification of law shall adversely affect any right of protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification."

     SECOND: Thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the holders of the majority of the outstanding stock of the Corporation voted in favor of the amendment of the Certificate of Incorporation as set forth herein.

     THIRD: The amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and attested by its Secretary this 5th day of May, 1993.


                                        BARRINGER TECHNOLOGIES, INC.



                                        By:  /s/ Stanley S. Binder
                                            --------------------------------
                                             Stanley S. Binder, President

ATTEST:


/s/ Kenneth S. Wood
-------------------------------
Kenneth S. Wood, Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                           BARRINGER TECHNOLOGIES INC.

     Barringer Technologies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     The following amendment to the Corporation's Certificate of Incorporation approved by the Corporation's Board of Directors and stockholders was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

     "Section 1 of Article FOURTH of the Certificate of Incorporation, as amended, of Barringer Technologies Inc. is hereby amended to read in its entirety as follows:

          FOURTH: Section 1. Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 12,000,000 shares, consisting of 7,000,000 shares of Common Stock, having a par value of $.01 per share ("Common Stock"), 1,000,000 shares of Convertible Preferred Stock, having a par value of $1.25 per share ("Convertible Preferred Stock"), and 4,000,000 shares of Preferred Stock, having a par value of $2.00 per share ("Preferred Stock").

          Effective at 11:58 p.m. (the "Effective Time") on September 22, 1995 (the "Effective Date"), each four (4) shares of authorized Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified and changed into one (1) validly issued, fully paid and nonassessable share of Common Stock (a "New Share"). Each holder of record of shares of Common Stock so reclassified and changed shall at the Effective Time automatically become the record owner of the number of New Shares as shall result from such reclassification and change. Each such record holder shall be entitled to receive, upon the surrender of the certificate or certificates representing the shares of Common Stock so reclassified and changed at the office of the transfer agent of the Corporation in such form and accompanied by such documents, if any, as may be prescribed by the transfer agent of the Corporation, a new certificate or certificates representing the number of New Shares of which he or she is the record owner after giving effect to the provisions of this Article FOURTH. The Corporation shall not issue fractional New Shares. Stockholders entitled to receive fractional New Shares shall receive, in lieu thereof, cash in an amount equal to the product of (a) the number of shares of the Common Stock held by such holder immediately prior to the Effective Time which have not been classified into a whole New Share, (b) multiplied by (i) the average of the closing bid and closing asked prices of the Common Stock as reported on the NASDAQ Small Capitalization Market on the Effective Date, or (ii) if the Common Stock is not listed on the NASDAQ Small Capitalization Market on the Effective Date, the average of the bid and offer prices on the last day prior to the Effective Date on which such prices were published by the National Quotation Bureau."

     In accordance with Section 103(e) of the General Corporation Law of the State of Delaware, the amendment set forth in this Certificate shall not become effective until 11:58 p.m. on September 22, 1995.

     IN WITNESS WHEREOF, Barringer Technologies Inc. has caused this Certificate
to be signed and attested by its duly authorized officers, this       day of
September, 1995.


                                   BARRINGER TECHNOLOGIES INC.



                                   By: /s/ Richard S. Rosenfeld
                                      ----------------------------------
                                         Richard S. Rosenfeld,
                                            Vice President



                                   ATTEST:


                                   /s/ Kenneth S. Wood
                                   ----------------------------------
                                   Kenneth S. Wood, Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                           BARRINGER TECHNOLOGIES INC.

     Barringer Technologies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     The following amendment to the Corporation's Certificate of Incorporation, approved by the Corporation's Board of Directors and stockholders, was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

     "Section 1 of Article FOURTH of the Certificate of Incorporation, as amended, of Barringer Technologies Inc. is hereby amended to read in its entirety as follows:

     FOURTH: Section 1. Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 25,000,000 shares, consisting of 20,000,000 shares of Common Stock, having a par value of $.01 per share ("Common Stock"), 1,000,000 shares of Convertible Preferred Stock, having a par value of $1.25 per share ("Convertible Preferred Stock"), and 4,000,000 shares of Preferred Stock, having a par value of $2.00 per share ("Preferred Stock")."


     IN WITNESS WHEREOF, Barringer Technologies Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this 13th day of May, 1997.


                                        BARRINGER TECHNOLOGIES INC.



                                        By:  /s/ Stanley S. Binder
                                             ----------------------------
                                             Stanley S. Binder,
                                             Chairman of the Board, President
                                             and Chief Executive Officer



ATTEST:



/s/ Kenneth S. Wood
-----------------------------
Kenneth S. Wood, Secretary